Other expense	12 Months Ended
Dec. 31, 2017
Other expense
Other expense

8.            Other expense:

The components of other expense are as follows:

	For the year ended
	December 31,
	2017	2016
Acquisition related expense (note 9)	$59.9	$—
Restructuring and enterprise improvement costs	36.5	3.6
Loss from early extinguishment of debt	23.0	—
Executive compensation settlement	—	2.3
	$119.4	$5.9

For the year ended December 31, 2017, the Company incurred costs of $59.9 million (2016 - $nil) for investment banking fees, legal, tax, consulting and other acquisition and integration costs related to the DigitalGlobe acquisition (note 9).

For the year ended December 31, 2017, the Company incurred restructuring and enterprise improvement costs of $36.5 million (2016 - $3.6 million) relating to the DigitalGlobe acquisition and ongoing restructuring programs. A provision of $2.3 million has been recognized on the balance sheet for these costs as at December 31, 2017 (December 31, 2016 - $1.5 million).

(a)

Subsequent to closing the DigitalGlobe acquisition, the Company incurred employee severance and retention related costs of $13.1 million and building related restructuring costs of $6.0 million in the fourth quarter of 2017. The severance costs were incurred upon employment termination of several DigitalGlobe executives who became redundant after the merger and the retention costs were incurred to entice certain DigitalGlobe employees to remain with the Company for a specified period of time. The building related restructuring costs related to lease termination payments and a provision for surplus lease space no longer required by the Company for its future operations.

(b)

In response to changes in the geostationary communications satellite market, the Company commenced a restructuring project to reduce headcount at its Palo Alto manufacturing facility and to implement enterprise improvement initiatives at Palo Alto and other operational locations aimed at reducing overhead costs, increasing supply chain value and increasing efficiency of production processes. In connection with the implementation of these initiatives, the Company incurred restructuring and enterprise improvement costs of $17.4 million in 2017 compared to $3.6 million in 2016. In 2017, costs included employee severance of $11.9 million (2016 - $3.6 million) and consulting fees of $5.5 million (2016 - nil).

On October 5, 2017, concurrent with closing the acquisition of DigitalGlobe, the Company refinanced its existing $700.0 million syndicated credit facility and its 2024 Term Notes and incurred a loss from early extinguishment of debt of $23.0 million. The loss was comprised of a make-whole premium to terminate the 2024 Term Notes of $20.0 million and a write-off of the unamortized balance of capitalized financing fees of $3.0 million relating to both the syndicated credit facility and the 2024 Term Notes.

In the second quarter of 2016, the Company recognized an executive compensation settlement of $14.2 million to a related party. Of that amount, $11.9 million was recorded as share-based compensation expense (note 22(f)) and $2.3 million was recorded as other expense.